Earnings Presentation PURE CYCLE CORPORATION Fiscal Year End 2024 Presented by Mark Harding www.purecyclewater.com Exhibit 99.2

Statements that are not historical facts contained or incorporated by reference in this presentation are “forward-looking statements” (“FLS”) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend” and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timing of reimbursable public improvement payments: uncertainty in the single family home rental market and our ability to rent homes in a timely manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC.Forward-Looking Statements Forward-Looking Statements 2

3 Leadership Team MARK W. HARDING President, CEO, and Director Mark is an exceptional leader who has significantly shaped Pure Cycle's success. Under his 35 year tenure, the company has successfully acquired over $130 million in water and land interests. His vision and strategic acumen have been instrumental in the company's growth and impact. MARC SPEZIALY VP, CFO, Principal Accounting Officer, Principal Financial Officer Marc brings over 20 years of financial expertise. He manages our financial operations and single-family rentals. Marc obtained his bachelor's degree in Accounting and Finance from the University of San Francisco and is a licensed Certified Public Accountant. RACHELLE BEAUDRY Head of Marketing SCOTT LEHMAN Vice President, Engineering Scott brings four decades of experience as a Professional Engineer (PE) to the role. His expertise encompasses planning, design, construction, and operation of water and wastewater systems. With educational foundations from the University of Colorado and Stanford University, he plays a pivotal role in shaping our strategies and operations in this vital sector. DIRK LASHNITS Vice President, Land Development Dirk is a seasoned leader with a Civil Engineering background and over two decades of local land development experience. He skillfully guides land development, entitlements, and construction, playing a vital role in advancing corporate objectives, risk management, and project success.

4 Management team Board of Directors Mark W. Harding Patrick J. Beirne Susan Heitmann Jeffrey G. Sheets Wanda J. Abel Daniel R. Kozlowski Fredrick A. Fendel III. President and CEO Chair of the Board Director and Chair of the Audit Committee Director Director Director and Chair of the Compensation Committee Director and Chair of the Nominating and Governance Committee

LS FINANCIALS PURE CYCLE CORPORATION 5

Financial Performance Q4 Results CONSOLIDATED METRICS Record-setting quarter and year for Pure Cycle, showing significant growth in both revenue and gross profit. For Q4 of 2024, revenue reached $12.6 million, while gross profit hit a new high of approximately $9.8million. This strong financial performance highlights Pure Cycle’s success in scaling operations and increasing profitability, driven by strategic investments and development activities. 6 $10,026 $4,852 $10,879 $3,368 $12,560 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Q4 2024 Year-Over-Year Q4 Revenue Revenue $3,855 $3,399 $8,536 $1,764 $9,774 0 2,000 4,000 6,000 8,000 10,000 12,000 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Q4 2024 Year-Over-Year Q4 Gross Profit Gross Profit

Financial Performance FYE Results CONSOLIDATED METRICS Record-setting quarter and year for Pure Cycle, showing significant growth in both revenue and gross profit. For FYE of 2024, revenue reached $28.7 million, while gross profit hit a new high of approximately $19.8 million. This strong financial performance highlights Pure Cycle’s success in scaling operations and increasing profitability, driven by strategic investments and development activities. 7 $11,637 $19,759 $28,747 Net Income Gross Profit Revenue $0.48 EPS 69% GM Figures in Thousands

Financial Performance CONSOLIDATED METRICS Record-setting year for Pure Cycle, showing significant growth in both revenue and gross profit. For fiscal year 2024, revenue reached nearly $29 million, while gross profit hit a new high of approximately $19.8 million. This strong financial performance highlights Pure Cycle’s success in scaling operations and increasing profitability, driven by strategic investments and development activities. 8

Financial Performance CONSOLIDATED METRICS FY 2024 marks a strong comeback in financial performance, with Net Income and EPS both achieving notable increases from the previous year. Although FY 2021 remains the peak year due to a different accounting treatment of reimbursables, FY 2024 would likely be record-setting under the updated accounting method. This reflects the company’s robust underlying growth and operational resilience. 9

Financial Performance WATER UTILITIES 21% Customer CAGR Avg Customer Annual Revenue $1,500 $1,286 $1,324 $2,626 $3,844 $2,647 $5,550 $4,922 $2,991 $3,385 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 FY 2022 FY 2023 FY 2024 Water Revenues by Type (000s) Water/Wastewater O&G Tap Fees - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 Water Utility Customer Growth Actual Projected 10 10,052 6,962 11,561

Sector Performance WATER UTILITIES Pure Cycle’s water utilities gross margin of 54% aligns well with industry averages, reflecting efficient management and revenue generation. While Return on Assets(ROA) is above peers. We are also able to grow up to 60,000 connections, of which only about 5% is currently utilized. This setup allows Pure Cycle to expand at Sky Ranch without needing significant further water system investments, as the capacity for growth is already in place. This forward-planning supports long-term scalability with reduced incremental costs. The metrics displayed in these graphics are derived from non-GAAP calculations and estimates AWK – American Water Works GWRS – Global Water Resource Inc YORW – York Water Co • PCYO Results YE 2024 • Comp Results as of last year reported 0.58% 2.60% 3.30% 3.97% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% GWRS YORW AWK PCYO Return on Assets 44% 54% 57% 65% 0% 10% 20% 30% 40% 50% 60% 70% AWK PCYO GWRS YORW Gross Margin

> 150 WELLS DRILLED TO DATE AVERAGE $250,000 OF WATER SALES PER WELL OIL RIG CAN DRILL 60 WELLS PER YEAR WE CAN PROVIDE WATER TO MORE THAN 200 SQUARE MILES IN ADAMS & ARAPAHOE COUNTIES With existing systems, we provide water to O&G operators. We have also made strategic investments in our system to further our ability to provide water when it is needed, where it is needed in the future. WE PROVIDE RAW WATER TO O&G OPERATORS FOR DRILLING $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Revenue By Quarter (000s) Q1 Q2 Q3 Q4 12

Financial Performance LAND DEVELOPMENT $1,171 $12,147 $2,680 Revenue Contribution by Phase 2024 (000s) Phase 2a Phase 2b Phase 2c 7,469 12,870 7,098 16,705 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Land Development Land Development Revenue YoY (000s) FYE 2021 FYE 2022 FYE 2023 FYE 2024 Phase Lots SFR Lots Progress Phase 1 505 4 100% Phase 2a 219 10 99% Phase 2b 194 17 92% Phase 2c 188 40 27% Phase 2d 180 26 18% 1286 97 13

Sector Performance LAND DEVELOPMENT Thanks to our well-timed purchase of Sky Ranch, our capital investment in the land remains significantly lower than that of our peers. These figures reflect Pure Cycle's solid operational performance and its potential as a robust investment in the land development and water resources The metrics displayed in these graphics are derived from non-GAAP calculations and estimates GRBK – Green Brick HHC – Howard Hughes Company For - Forestar Group Update ROA and add time periods • PCYO Results YE 2024 • Comp Results as of last year reported (2023) 20% 25% 33% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% FOR HHC GRBK PCYO Gross Margin FOR HHC GRBK PCYO

Financial Performance SINGLE FAMILY RENTALS ANNUAL RENT REVENUE $500k COMPLETED HOMES 14 GROSS MARGIN 61% $- $2,000 $4,000 $6,000 $8,000 FY 2022 FY 2023 FY 2024 Appreciating Assets Book Assets FMV 15

Sector Performance SINGLE FAMILY RENTALS Since PCYO's real estate segment is newer and has less operational history in comparison, its margin performance is particularly impressive. It suggests efficient management of initial costs and potentially lucrative strategies in its real estate approach, even as it scales its operations to compete with these more established SFR companies. As PCYO grows, maintaining or even improving this margin could signal its potential to mature into a competitive force in the sector. The metrics displayed in these graphics are derived from non-GAAP calculations and estimates AMH – American Homes 4 Rent INVH – Invitation Homes • PCYO Results YE 2024 • Comp Results as of last year reported (2023) 16 55% 61% 63% 50% 52% 54% 56% 58% 60% 62% 64% AMH PCYO INVH Gross Margin

ER OVERVIEW LA PURE CYCLE CORPORATION 17

 Build single family homes in the Denver metro area in neighborhoods we are developing  Receive rental income in growing housing market  Benefit from immediate asset appreciation and positive cash flows  Provide water and wastewater service to rental properties SINGLE FAMILY RENTALS  Own highly-appreciated property in attractive and easily accessible I-70 Corridor of Denver, Colorado  Developing nearly 930 acres of a full Master Planned community known as Sky Ranch  Sky Ranch can have around 3,200 residential units and over 2 million square feet of retail, commercial and industrial uses (Equivalent of 1,800 residential units)  Developing residential and commercial land for which we are the sole water and wastewater service provider LAND DEVELOPMENT  Own over 30K acre-feet of water rights (surface and ground water)  Water rights we estimate can serve up to 60,000 SFEs  Denver metro land development requires developers to have water service as a condition of zoning, offering us a competitive edge  Provide industrial and oil and gas customers with water  Own and reuse our reclaimed water WATER & WASTEWATER WE OPERATE MULTIPLE COMPLIMENTARY SEGMENTS 18

EW WATER LA PURE CYCLE CORPORATION 19

WATER SEGMENT $65 M TOTAL WATER ASSETS Our water rights portfolio can provide water to as many as 60,000 connections. This would allow ample room for growth within our current water system, which presently supports roughly 2,500 connections. WATER SYSTEMS WASTEWATER SYSTEMS WATER RIGHTS PORTFOLIO 20

WATER UTILITIES CURRENT SYSTEM CAPACITY We continue to invest in our systems with a current book value of $40.0 million which can produce over 3.4 million gallons of water per day For Year Ended 8/31/2024 We estimate our portfolio can serve approximately 60,000 connections, generating approximately $2.3 billion in revenues based on current rates. To date, we have added around 1,136 connections, representing less than 2% of our overall capacity TAP FEES -PORTFOLIO CAPACITY (60,000) AMOUNT At Buildout Current Remaining Capacity Sold To Date 1,818 1,176 ACRE-FOOT PRODUCTION PER YEAR AF Used AF Available 21

R LAND DEV RE PURE CYCLE CORPORATION 22

History & Strategy Pure Cycle Corporation has a strategic history of entering the land development industry, driven by its vision to enhance shareholder value and create integrated communities. Initially focused on water utility services, the company recognized the opportunity to expand its operations in the late 2010s as urban growth and housing demands increased. In 2010, Pure Cycle acquired the land that eventually became Sky Ranch and engaged in partnerships that allowed it to develop residential projects alongside its water utility offerings. This vertical integration enabled the company to provide essential services directly to the communities it was developing Metrics of Completed Phases LAND DEVELOPMENT TOTAL LOT SALES $77m GROSS MARGIN 79% 23

2 A Land development is substantially complete. Out of 229 homes, 228 are finished and occupied. PHASE 2A 229 Lots 2 B All paving is complete, and homebuilders have begun construction on homes. Land development is estimated to be completed by summer of 2025. PHASE 2B 211 Lots 2 C Grading is finished, and utility work has begun. Land development is scheduled to be completed by the end of fiscal year 2025. PHASE 2C 228 Lots 2 D Grading has begun and lots are expected to be available fall of 2025. PHASE 2D 218 Lots LAND DEVELOPMENT 24

$77,200 $- $77,200 $38,640 $38,640 $6,720 $6,720 $194,250 $423,000 $617,250 RESIDENTIAL COMMERCIAL COMBINED Remaining Sold Not Started Under Construction Completed LAND DEVELOPMENT SKY RANCH CAPACITY PROJECTIONS Lot Revenue (000s) 3,200 SFES 1,800 SFES 5,000 SFES Pure Cycle’s remaining land to develop is recorded at a book value of $3.7 million, but with over $600 million in potential development revenue expected in the coming years, it highlights the substantial hidden value on the company’s balance sheet 22% 0% 18% 25

EV RENTALS FIN PURE CYCLE CORPORATION 26

OVERVIEW OF OPERATIONS SINGLE - FAMILY RENTAL Maximizing Land Development Opportunities: By developing single-family homes for rent on these properties, the company can enhance the value of its landholdings and generate consistent income. Recurring Revenue: SFR properties provide a steady, recurring revenue stream. This aligns with Pure Cycle’s strategy to balance its revenue mix Leverage Market Demand: The SFR market has been booming, driven by increased demand for rental housing from families who prefer single-family homes over apartments but may not be ready or able to purchase a home. This demand is especially strong in suburban and near-urban areas, where Pure Cycle has land. Higher Return on Investment: Developing rental properties on their land potentially offers higher returns than simply selling lots or developing for sale. This allows Pure Cycle to capitalize on both land appreciation and rental income. Pure Cycle Corporation entered the single-family rental (SFR) market as a strategic move to diversify and expand its revenue streams. As a company originally focused on water rights and infrastructure development, Pure Cycle realized the potential in the rapidly growing demand for rental properties, particularly single-family homes. 2 1 3 4 27

SINGLE FAMILY RENTALS Pure Cycle contracts to build single family homes in its Sky Ranch Master Planned Community to hold for rentals. Lot development costs fully recovered (horizontal costs and tap fees) Each unit covers financing costs and provides positive cash flows Segment provides excellent asset appreciation positive $7.4 M cash flows. IN FAIR MARKET VALUE COMPLETED HOMES HOMES UNDER CONSTRUCTION 28

Financial Performance SINGLE - FAMILY RENTAL 29

LIQUIDITY Pure Cycle has a strong balance sheet with liquidity to support our business segments. Pure Cycle maintains a significant cash position as well as a receivable from the Sky Ranch CAB for approved reimbursements for public improvement that were paid for by Pure Cycle. The receivable bears interest at a rate of 6% per annum. CASH AND ST INVESTMENT RESTRICTED CASH RECEIVABLE FROM CAB IN TOTAL LIQUIDITY 30

EW OUTLOOK LA PURE CYCLE CORPORATION 31

$23,003 $14,586 $28,747 $30,852 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 FYE 2022 FYE 2023 FYE 2024 FYE 2025 Revenue W-WW Land Development Single-family rentals $16,374 $8,040 $19,759 $23,743 $- $5,000 $10,000 $15,000 $20,000 $25,000 FYE 2022 FYE 2023 FYE 2024 FYE 2025 Gross Profit W-WW Land Development Single-family rentals Financial Performance Forecast CONSOLIDATED METRICS 2024 marked a record-setting year for Pure Cycle, which we expect to continue into fiscal year 2025, with forecasted revenues of nearly $31 million, while gross profits at a new high of approximately $23.8 million. This strong financial performance highlights Pure Cycle’s success in scaling operations and increasing profitability, driven by strategic investments and development activities. 32 Forecast Forecast

$9,619 $4,699 $11,637 $12,544 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 FYE 2022 FYE 2023 FYE 2024 FYE 2025 Net Income $0.40 $0.19 $0.48 $0.52 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 FYE 2022 FYE 2023 FYE 2024 FYE 2025 EPS Financial Performance Forecast CONSOLIDATED METRICS FY 2024 demonstrated the power of our investment into Sky Ranch and our water systems. FY 2025 looks to continue those results through the acceleration of lot development at Sky Ranch, and strong water revenues through accelerated tap connection. 33 Forecast Forecast

COMPANY OUTLOOK SHORT TERM OUTLOOK (3-5 YEARS) • Customer growth to 2,500 accounts consistent tap sales over the remaining phases adding to the recurring customer base • Annual tap fee increases at 3% WATER UTILITIES • Buildout of Sky Ranch 5,000 total residential and commercial connections at Sky Ranch • Achieving greater operational efficiencies as the segment grows • Building long-term, recurring revenue streams to enhance shareholder value • System expansion will serve additional areas (Lowry Ranch, Arapahoe County parcels) LONG TERM OUTLOOK (SR Buildout) 34

COMPANY OUTLOOK • Steady lot sales over the next 5 years through the completion of Sky Ranch with opportunities expand portfolio • Increasing lot margins as lot costs are expected to remain consistent through the remainder of Sky Ranch Development • Most valuable commercial land yet to begin monetizing which will accelerate margins LAND DEV SHORT TERM OUTLOOK (3-5 YEARS) LONG TERM OUTLOOK (SR Buildout) • Buildout/ Completion the final phases of the Sky Ranch project • Expanding development into the Lowry Ranch and surrounding areas approach Pure Cycle’s service region • Bringing online valuable commercial land at Interstate Interchange 35

COMPANY OUTLOOK • Expansion of segment to over 100 homes in the next 5 years • Increased efficiencies as segment continues to scale • Sustained population growth, particularly in suburban areas, will drive continued demand for single-family rentals SINGLE FAMILY RENTALS SHORT TERM OUTLOOK (3-5 YEARS) LONG TERM OUTLOOK (SR Buildout) • Expansion of segment to over 200 homes growing a diversified investment portfolio to generate long-term recurring revenue • Increasing operational efficiencies as the rental segment scales • Leveraging Colorado’s strong economic growth and stable job market to support sustained rental demand and affordability 36

100% Summary 509 Finished lots delivered in 4 years (000's)  Lot Revenue $73  Reimbursables $55  Interest $10  Non-reimbursables < $28>  Land Total $110  Tap Fees $30  Total per lot $140 Phase 1 Recap 37

82% 2% 98% UTILITY CONNECTIONS 1,431 Connections 60,000 available capacity ~$40K W/WW Tap/ea ~$1,500/yr UTILITY 38 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Regional Total System Development Fee Comparison

82% 18% 82% Sky Ranch Land Development 918 Lots Completed 4082 Lots Available Original Lot Price $73K Phase 2(d) Lot Price $125K LOTS 39

Phase 2D Overview (000’s)  Lot Revenue $125  Reimbursables $ 75  Non-reimbursables < $ 25>  Land Total $175  Tap Fees $ 40  Total per lot $215 Phase 2D 40

82% 7% 93% Single Family Rentals 14 Completed 186 Planned ~$150K Equity/home $33,600/Annual Rent RENTALS 41

$5,940 $9,404 $8,323 $14,076 $7,098 $16,705 $20,414 $1,383 $43,063 $2,157 $2,251 $5,174 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2023 2024 2025 2028 Recurring Revenue Gross Revenue Water Taps & O&G Land Development Recurring Revenue 42 $.20 $0.48 $0.52 $1.63 3.97% 8.95% 9.26% 19.% EPS RoE Profitability Trends The metrics displayed in these graphics are derived from non-GAAP calculations and estimates PROJECTED 14,421 28,266 30,988 62,313

Shareholder Value Pure Cycle has shown consistent growth in both recurring revenue (with contributions from water services and an increasing SFR component) and total assets over recent years, suggesting a strong financial position for continued expansion and growing returns on investments 43 $1,045 $1,033 $1,383 $2,157 $2,251 $5,174 $15,201 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2021 2022 2023 2024 2025 2028 Buildout Annual Recurring Revenue (000s) Recurring Water Revenue SFR Revenue $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Assets Growth (000s) Forecast Forecast

EV SUBSEQUENT EVENTS FIN PURE CYCLE CORPORATION 44

Bond Event Subsequent Events PCYO Proceeds - $10.1m S&P Investment Grade Rating 45

Farm/ Water Acquisition On October 21, 2024, the Company completed the purchase: • approximately 432 acres of land in Weld County; • 378 acre-feet of ditch water in the Henrylyn System • 300 acre-feet of Lost Creek Designated Basin Water • Approx. 250 net mineral acres. Purchase price of $5.4M adding Lost Creek Water & Henrylyn Supply, which we plan to consolidate with our Lowry Ranch Box Elder Creek Water. Subsequent Events 46

47 Stock Repurchase Program Update The Company continues to invest in itself, through its approved stock repurchase program. The program is open-ended and authorizes repurchases of up to an aggregate of 200,000 shares of common stock in the open market. The following table presents the number and average price of shares purchased in each quarter as of November 11, 2024. Fiscal Period Total Number of Shares Purchased Average Price Paid per Share Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs Q1 2024 20,000 $9.92 180,000 Q2 2024 10,000 $9.94 170,000 Q3 2024 15,000 $9.48 155,000 Q4 2024 14,926 $9.43 140,074 Q1 2025 (to date) 10,000 $10.73 130,074 Total 69,926 $9.88 130,074

Earnings Presentation Q&A PURE CYCLE CORPORATION www.purecyclewater.com